UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2012

Cadence Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33103	41-2142317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12481 High Bluff Drive, Suite 200

San Diego, California 92130

(Address of principal executive offices, including zip code)

(858) 436-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders held on June 13, 2012, the stockholders of Cadence Pharmaceuticals, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 200,000,000. Following the meeting, the Company filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective on June 13, 2012.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment of Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 13, 2012, the Company held its Annual Meeting of Stockholders in San Diego, California, at which the stockholders voted on proposals as follows:

Proposal 1. The election of Mr. Cam L. Garner, Mr. Brian G. Atwood, Dr. Samuel L. Barker and Mr. Michael L. Eagle as directors for a three-year term expiring at the 2015 Annual Meeting of Stockholders:

Nominee	For	Withheld	Broker Non-Votes
Cam L. Garner	58,307,617	15,966,935	7,887,306
Brian G. Atwood	61,769,871	12,504,681	7,887,306
Samuel L. Barker	59,575,420	14,699,132	7,887,306
Michael L. Eagle	62,202,736	12,071,816	7,887,306

Proposal 2. The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 200,000,000:

For	Against	Abstain	Broker Non-Votes
77,767,710	4,392,480	1,668	N/A

Proposal 3. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

For	Against	Abstain	Broker Non-Votes
81,982,407	71,782	107,669	N/A

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company, dated June 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE PHARMACEUTICALS, INC.

By:	/s/ William R. LaRue
William R. LaRue
Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Date: June 15, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company, dated June 13, 2012